Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENT

NOTE 16 — SUBSEQUENT EVENT

On December 31, 2022, the Company had loans payable of $28.0 million due to Rongde (Note 11). As of the date of this report, the Company’s subsidiary did not pay the outstanding loans payables of RMB 28.0 million to Rongde. On September 26, 2023, the Company’s subsidiary and Rongde entered into a loan extension agreement, pursuant to which Rong extended the loan for one year. The loans payable of RMB 28.0 million would be due in September 2024.